                                                                   Exhibit 10.28
                                                                   -------------

                             ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT is made and entered into as of April 30, 2001, by Ronald Elliott (the "Shareholder"), an individual and a shareholder of QTL CORPORATION, a California corporation, (the "Corporation") and approved by Earlychildhood, LLC, a California limited liability company ("Earlychildhood") as the Lender (the "Payee"), and acknowledged and agreed to by its parent, LearningStar Corp., a Delaware corporation.

     WHEREAS, the Corporation has elected to wind up and dissolve pursuant to California Corporations Code Section 1900 (the "Dissolution");

     WHEREAS, in consideration of the distribution by the Corporation to its shareholders of certain assets and properties of the Corporation in the Dissolution, and in order to complete the Dissolution, the shareholders of the Corporation, severally and not jointly, have agreed to assume, on a pro rata basis to the extent of the property and assets received by such shareholder in the Dissolution, the Corporation's obligations to the Payee pursuant to that certain Secured Promissory Note dated May 5, 1999 between the Corporation and Earlychildhood, a copy of which is attached hereto as Exhibit A (the "Promissory
                                                      ---------
Note"); and

     WHEREAS, as of the date hereof, an aggregate of $138,509.76 is outstanding under the Promissory Note.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1. Upon the terms and conditions set forth herein and in the Promissory Note (which terms and conditions are incorporated by reference herein). The Shareholder hereby agrees to assume, the Corporation's obligation to repay to the Payee an amount equal to $78,101.50, such amount representing the Shareholder's allocated portion of the total amount outstanding under the Promissory Note.

     2. The parties hereto acknowledge and agree that the Shareholder may, at such Shareholder's option, repay any or all of the amounts owed by such Shareholder to the Payee pursuant to the terms of this Agreement and the Promissory Note at any time and from time to time, but in any event in compliance with Section 4 of the Promissory Note, it being understood and agreed to by each of the parties hereto that the Shareholder retains the right of contribution and recovery as provided in California Corporations Code Section 2001(c) and as otherwise provided by law.

     3. The Shareholder hereby agrees, concurrently with the execution hereof, to enter into and be bound by that certain Amendment to Shareholder Pledge Agreement which provides for among other things, the pledge of certain of the shares of LearningStar Corp. common stock held by the Shareholder as collateral for the Shareholder's obligations under this Agreement and the Promissory Note.

     THIS ASSUMPTION AGREEMENT may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Shareholder has signed his name and the number of shares of the Corporation entitled to vote held by such Shareholder of record on this date, and the Payee has signed to acknowledge its acceptance of the above assumption, acceptance of the substitution of security, and release of the Corporation of any further liability, and LearningStar Corp. has signed to acknowledge it's agreement to the above assumption, acceptance of the substitution of security, and release of the Corporation of any further liability.


Shareholder                                            Number of QTL Shares
-----------                                            --------------------

        /s/ Ronald Elliott                                     30,789
-------------------------------------------
RONALD ELLIOTT

Approved:
---------

EARLYCHILDHOOD, LLC , a California limited liability company


        /s/ Jeffrey R. Grace
-------------------------------------------
By:     Jeffrey R. Grace
    ---------------------------------------
Title:  VP - Finance
       ------------------------------------


Acknowledged and Agreed:
------------------------

LEARNINGSTAR CORP., a Delaware corporation

        /s/ Jeffrey R. Grace
-------------------------------------------
By:     Jeffrey R. Grace
    ---------------------------------------
Title:  VP - Finance
       ------------------------------------

                                   Exhibit A
                                   ---------
                     ASSIGNMENT AND TRANSFER OF THIS NOTE
                  ARE RESTRICTED AS PROVIDED IN SECTION 11(E)

                            SECURED PROMISSORY NOTE

$800,000                                             Monterey County, California
                                                                     May 5, 1999

          FOR VALUE RECEIVED, QTL CORPORATION, a California corporation ("Maker"), by this promissory note, as amended or otherwise modified from time
  -----
to time, (this "Note") unconditionally promises to pay to the order of
                ----
Earlychildhood.com LLC, a California limited liability company ("Payee"), in the
                                                                 -----
manner and at the place hereinafter provided, the principal amount of the lesser of (i) Eight Hundred Thousand Dollars ($800,000), or (ii) the aggregate unpaid principal amount of all Advances (as defined herein), plus, in either case,
                                                      ----
interest from the date of each Advance on the unpaid principal balance of such Advance to but not including the Maturity Date (as defined herein) at the rate equal to eight percent (8.0%) per annum. On the Maturity Date, the entire remaining unpaid principal balance of this Note, together with any and all costs and expenses and other amounts due hereunder and accrued and unpaid interest, shall be due and payable. All computations of interest shall be made by Payee on the basis of a 360-day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day).

          This Note is issued pursuant to the terms of that certain Purchase Agreement, dated as of May 5, 1999, by and among Maker, Payee, Educational Simon, L.L.C., Ronald Elliott, Jeffrey R. Mair, Gloria June Mair, The Mair Family 1984 Living Trust dated April 26, 1984, The Jason P. Mair 1999 Irrevocable Trust dated January 6, 1999 and The Jennifer A. Mair 1999 Irrevocable Trust dated January 6, 1999 (the "Purchase Agreement"), and is
                                              ------------------
subject to the terms and conditions of Section 6.10 of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used in this Note without definition shall have the respective meanings set forth for such terms in the Purchase Agreement.

1.   Availability of Advances.  Subject to the satisfaction of all conditions
     ------------------------
precedent set forth below in Section 2 and the other terms and conditions of
                             ---------
this Note, Payee shall make advances under this Note (collectively, "Advances")
                                                                     --------
during the period commencing on the date of this Note and ending on the Maturity Date. Advances shall be made no more frequently than two (2) times in any 30-day period and shall not exceed $800,000 in aggregate principal amount. Amounts borrowed under this Note and subsequently repaid or prepaid may not be reborrowed. Notwithstanding anything to the contrary in this Note, Maker may use the Advance proceeds only for the payment of costs, fees and expenses (including attorneys' fees) incurred in connection with the Lakeshore Litigation, including the investigation, preparation, defense, settlement and appeal of any claims in the Lakeshore Litigation (collectively, "Litigation
                                                                 ----------
Costs") that have been incurred by Maker.  Maker shall not use the Advance
-----
proceeds for any other purpose, including, without limitation, the payment of principal repayments or interest and other amounts payable or accrued from time to time under this Note ("Debt Service").
                          ------------

2.   Conditions Precedent to Advances.
     --------------------------------

(a)  Conditions Precedent to the Initial Advance.  Upon the satisfaction of each
     -------------------------------------------
     of the conditions precedent set forth in this Section 2(a) in form and
                                                   ------------
     substance reasonably satisfactory to Payee, Payee shall make an initial Advance to Maker.

     (i)    Note Documents.  Maker shall have delivered to Payee fully executed
            --------------
            copies of each of (a) this Note, (b) the Pledge Agreement dated the date hereof by and between Payee and Ronald Elliott, (c) the Pledge Agreement dated the date hereof by and between Payee and The Mair Family 1984 Living Trust dated April 26, 1984, (d) the Pledge Agreement dated the date hereof by and between Payee and The Jason
            P. Mair 1999 Irrevocable Trust dated January 6, 1999 and (e) the Pledge Agreement dated the date hereof by and between Payee and The Jennifer A. Mair 1999 Irrevocable Trust dated January 6, 1999 (clauses (b) - (e) are collectively referred to herein as, the "Pledge Agreements"), and each such document shall be in full
             -----------------
            force and effect.

     (ii)   Representations and Warranties.  Each of the representations and
            ------------------------------
            and warranties set forth in Section 7 hereof and in each of the
                                        ---------
            Pledge Agreements shall be true and correct as if made on the date of the initial Advance.

     (iii)  Events of Default.  No Event of Default (as defined in Section 9)
            -----------------                                      ---------
            shall have occurred and be continuing or could reasonably be expected to result from the initial Advance.


     (iv)   Perfection of Security Interest.  All actions necessary or desirable
            -------------------------------
            including, without limitation, all filings and the delivery of the Pledged Property (as defined in each of the Pledge Agreements) to Payee in the reasonable opinion of Payee to perfect the first priority security interest granted in the Collateral (as defined in each of the Pledge Agreements) shall have been taken and there shall exist a perfected first priority security interest for the benefit of Payee in the Collateral.

(b)  Conditions Precedent to Subsequent Advances. Upon the satisfaction of each
     -------------------------------------------
     of the conditions precedent set forth in this Section 2(b) in form and
                                                   ------------
     substance reasonably satisfactory to Payee and subject to Section 1 hereof,
                                                               ---------
     Payee shall make subsequent Advances to Maker.

     (i)    Note Documents.    Each of this Note and each of the Pledge
            --------------
            Agreements shall be in full force and effect.

     (ii)   Representations and Warranties.  Each of the representations and
            ------------------------------
            warranties set forth in Section 7 hereof and in each of the Pledge
                                    ---------
            Agreements shall be true and correct as if made on the relevant Advance Date.

     (iii)  Events of Default.  No Event of Default shall have occurred and be
            -----------------
            continuing or could reasonably be expected to result from such Advance.

          (iv)    Perfection of Security Interest.  All actions necessary or
                  -------------------------------
                  desirable including, without limitation, all filings and the delivery of the Pledged Property to Payee in the reasonable opinion of Payee to perfect the first priority security interest granted in the Collateral shall have been taken and there shall exist a perfected first priority security interest for the benefit of Payee in the Collateral.

3. Mechanics for Obtaining Advances.

     (a)  Notice from the Borrower.  Subject to Sections 1 and 2 above, Maker
          ------------------------              ----------     -
          shall have the right to, from time to time, deliver to Payee an Advance Request substantially in the form of Exhibit A attached hereto
                                                       ---------
          requesting that an Advance be made on or after the fifth (5th) Business Day after delivery of such Advance Request. Each Advance Request shall, among other things, set forth (i) the requested date of the Advance (the "Advance Date"), (ii) the amount of the requested
                            ------------
          Advance, (iii) a certification that the representations and warranties set forth in Section 7 are true and correct as of the day of the
                       ---------
          Advance Request, (iv) a certification that no Event of Default shall have occurred and be continuing, (v) a certification that this Note and each of the Pledge Agreements are in full force and effect, (vi) a certification that there continues to exist a perfected first priority security interest for the benefit of Payee in respect of the Collateral, and (vii) a general description of the proposed use of the Advance proceeds (which, as indicated in Section 1, must be used to
                                                   ---------
          pay Litigation Costs).

     (b)  Provision of Funds by Payee.  Upon receipt of a properly completed
          ---------------------------
          Advance Request, the satisfaction of the conditions precedent in

          Section 2 and subject to Section 1, Payee shall (A) confirm to Maker
          ---------                ---------
          that the amount requested shall be advanced (such amount being referred to as the "Advanced Amount") and (B) deposit or cause to be
                              ---------------
          deposited in a bank account designated by Maker (the "Checking
                                                                --------
          Account"), in same day or immediately available funds, an amount equal
          -------
          to the Advanced Amount.

     (c)  Change in Facts Certified.  Maker shall notify Payee prior to the
          -------------------------
          making of any Advance if any of the matters to which Maker certified in the corresponding Advance Request is no longer true and correct in all material respects as of the Advance Date. The acceptance by Maker of the proceeds of any Advance or the failure to deliver notice to Payee in accordance with the preceding sentence shall constitute a representation by Maker, as of the applicable Advance Date, of all matters certified in the Advance Request.

4.   Payments.

     (a)  Principal and Interest.  The principal amount under this Note shall be
          ----------------------
          due and payable, together with any and all unpaid costs and expenses and other amounts due hereunder and any accrued but unpaid interest on such principal amount, upon the earlier of (i) the date which is ten day (10) days after the date of the end of the applicable lock-up period in the relevant underwriting agreement with respect to an IPO (as defined below); provided, however, that sale of Maker's capital stock of payee is permitted pursuant to an exemption from registration/qualification under applicable federal and state securities laws or that such stock has been registered in an IPO, (ii) the date of consummation of a merger or consolidation of Payee with and into another Person, (iii) the acquisition by another Person of all or substantially all of Payee's assets or eighty percent (80%) or more of Payee's then outstanding ownership interest, (iv) the liquidation or dissolution of Payee or (v) May 5, 2004 (the "Maturity
                                                                       --------
          Date").  As used herein, "IPO" shall mean the conversion of Payee to a
          ----                      ---
          corporation and the sale, in an underwritten public offering of such corporation's capital stock with such capital stock being listed on a national securities exchange or the Nasdaq National Market (or any successor thereto).

     (b)  Method of Payment.  All payments of principal and interest in respect
          -----------------
          of this Note shall be made, without defense, set-off or counterclaim, in lawful money of the United States of America in same day funds and delivered to the Payee by wire transfer to Payee's account, Bank of America, Account No. 14911-01603 located at 405 Main Street, Salinas, California 93901, or such other account(s) as may be designated by Payee to Maker, or at such other place(s) as Payee may direct from time to time. Whenever any payment on this Note is stated to be due on a day that is not a Business Day (as hereinafter defined), such payment shall instead be made on the next Business Day, and such extension of time shall be included in the computation of interest payable on this Note. Interest on this Note shall be payable quarterly in arrears, commencing on June 30, 1999 and continuing on the last day of each subsequent calendar quarter during the period which any amounts hereunder are owing, and upon any prepayment of this Note (to the extent accrued on the amount being prepaid) and on the Maturity Date. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited against principal, and interest shall thereupon cease to accrue upon the principal so credited. As used herein, "Business Day" shall mean
                                                       ------------
          any day other than a Saturday, Sunday or legal holiday under the laws of the State of California or any other day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

5.   Prepayments.  Maker shall have the right at any time and from time to time
     -----------
to prepay the principal of this Note in whole or in part, without premium or penalty, at any time after ten (10) days' written notice of Maker's intention to make any such prepayment, which notice shall specify the date and amount of such prepayment. The written notice of Maker to make a prepayment hereunder shall create an obligation of Maker to pay the amount specified on the date specified in such notice. Any prepayment hereunder shall be accompanied by accrued interest on the principal amount of the Note being prepaid calculated to the date of such prepayment.

6.   Covenants.  Maker covenants and agrees that until this Note is paid in full
     ---------
it will:

     (a) as soon as available, and in any event within thirty (30) calendar days after the end of each calendar year, provide to Payee unaudited balance sheet, income statement and statement of cash flows of Maker as of December 31 of each year, for the year then ended, beginning with the year ended December 31, 1999; and

     (b) promptly after the occurrence of an Event of Default (as hereinafter defined) or an event, act or condition that, with notice or lapse of time or both, would constitute an Event of Default, provide Payee with a certificate of the chief executive officer or chief financial officer of Maker specifying the nature thereof and Maker's proposed action thereto.

7. Representations and Warranties.  Maker hereby represents and warrants to
   ------------------------------
Payee that:

     (a) it has the corporate power and authority to execute and deliver this Note;

     (b) this Note constitutes the duly authorized, legally valid and binding obligation of Maker, enforceable against Maker in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, arrangement or other similar laws or equitable principles relating to or limiting creditors' rights generally;

     (c) all consents and approvals required to have been granted by any Person in connection with the execution, delivery and performance of this Note have been granted; and

     (d) the execution, delivery and performance by Maker of this Note do not and will not (i) violate any law, governmental rule or regulation or court Order to which Maker is subject or by which its assets or properties are bound, except where the violation would have a de minimus effect on Maker, (ii) violate the Organizational Documents of Maker, (iii) result in the creation of any lien or other encumbrance with respect to any of the properties of Maker or (iv) conflict with or result in a Breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which Maker is a party.

8. Pledge.  This Note is secured under each of the Pledge Agreements.
   ------
Reference is hereby made to the Pledge Agreements for a description of the nature and extent of the pledge for this Note and the rights with respect to such pledge of the holder of this Note. Nothing herein shall be deemed to limit the rights of Payee hereunder and under any of the Pledge Agreement, all of which rights and remedies are cumulative.

9. Events of Default.  The occurrence of any of the following events shall
   -----------------
constitute an "Event of Default":
               ----------------

     (a) failure of Maker or any pledgor under any of the Pledge Agreements to pay any principal due under this Note when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, or failure of Maker to pay any interest or other amount due under this Note within five (5) Business Days after the date due; or

     (b) failure of Maker to perform or observe any other material term, covenant or agreement to be performed or observed by it pursuant to this Note or any of the Pledge Agreements and such failure remains unremedied for a period of ten (10) Business Days; or

     (c) any representation or warranty made by Maker to Payee in this Note or by any pledgor under any of the Pledge Agreements shall prove to have been false in any material respect when made; or

     (d) any certificate delivered by or on behalf of Maker pursuant hereto shall prove to have been incorrect in any material respect on or as of any date made or deemed made; or.

     (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Maker in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and
                                                       ----------
          hereinafter in effect, or any successor thereto, the "Bankruptcy
                                                                ----------
          Code") or any applicable bankruptcy, insolvency or other similar law
          ----
          now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; (ii) an involuntary case shall be commenced against Maker under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (iii) a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Maker or over all or a substantial part of its property shall have been entered; (iv) the involuntary appointment of an interim receiver, trustee or other custodian of Maker, for all or a substantial part of its property shall have occurred; or (v) a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Maker and, in the case
                                                                ---
          of any event described in clauses (ii) - (iv) above, such event shall have not been dismissed, bonded or discharged within ninety (90) days; or

     (f) an order for relief shall be entered with respect to Maker, or Maker shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) Maker shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law; (iii) Maker shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; (iv) Maker shall make an assignment for the benefit of creditors; or (v) Maker shall admit in writing its inability to pay its debts as such debts generally become due; or

     (g) any of the Pledge Agreements shall cease to be in full force and effect or an event of default shall occur thereunder or any party thereto (other than Payee) shall disaffirm or deny any of its obligations thereunder.

10.  Remedies.  Upon the occurrence of any Event of Default specified in Section
     --------                                                            -------
9(e) or (f) above or under the Pledge Agreement, the principal amount of this
----    ---
Note together with accrued interest thereon and any and all unpaid costs and expenses and other amounts due hereunder, shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Maker). Upon the occurrence and during the continuance of any other Event of Default, Payee may,
(i) by written notice to Maker, declare the principal amount of this Note together with accrued interest thereon to be due and payable, and the principal amount of this Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by Maker), and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note and the Pledge Agreement, whereupon the same shall be immediately due and payable. Upon the occurrence and during the continuance of any Event of Default (other than pursuant to Section 9(e) or (f) above),
                                                ------------    ---
interest shall thereafter accrue on the entire unpaid principal balance hereunder, at the rate which is lesser of eleven percent (11%) or the maximum rate permitted to be charged by applicable law. On each anniversary of the date of any Event of Default hereunder and while such Event of Default is continuing, all interest which has become payable and is then delinquent shall, without curing such Event of Default hereunder by reason of such delinquency, be added to the principal amount due under this Note, and shall thereafter bear interest at the same rate as is applicable to principal, with interest on overdue interest to bear interest, in each case at the rate which is lesser of eleven percent (11%) or the maximum extent permitted by applicable law, both before and after default, maturity, foreclosure, judgment and the filing of any petition in a bankruptcy proceeding.

11.  Miscellaneous

     (a)  Additional Actions and Documents.  Maker agrees that at any time, and
          --------------------------------
          from time to time, at the expense of Maker, Maker will promptly execute and deliver all further instruments, and take all further action that Payee may reasonably request, in order to enable Payee to exercise and enforce its rights and remedies hereunder.

     (b)  Expenses.  Maker promises to pay all out-of-pocket costs and expenses,
          --------
          including reasonable attorneys' fees, incurred by or on behalf of Payee in connection with the administration or the preservation or exercise of, any or all of its rights and remedies under this Note, including the collection and enforcement thereof, and whether or not any action or proceeding is commenced.

     (c)  Waiver.  No failure or delay on the part of Payee or any other holder
          ------
          of this Note to exercise any right, power or privilege under this Note and no course of dealing between Maker and Payee shall impair any right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that Payee would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

     (d)  Renewals.  Maker and any guarantor or endorser and any of their
          --------
          respective successors and assigns of this Note hereby consent to any and all renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder. Maker and all endorsers hereof, and their successors and assigns, hereby agree that they shall remain liable for all amounts due hereunder notwithstanding any extension of time or change in the terms of payment of this Note granted by any holder hereof, any change, alteration or release of any property (including without limitation any pledged capital stock) now or hereafter securing the payment hereof or any delay or failure by the holder hereof to exercise any rights under this Note or the Pledge Agreement.

     (e)  Successors and Assigns.  Payee may not assign or transfer any of its
          ----------------------
          rights or obligations hereunder except to a "Permitted Transferee" (as defined in the Operating Agreement). This Note shall inure to the benefit of Payee, its successors and assigns and shall bind the heirs, executors, administrators, successors and assigns of Maker. Each reference herein to powers or rights of Payee shall also be deemed a reference to the same power or right of such successors, and of such assignees, to the extent of the interest assigned to them.

     (f)  Severability.  If any provision in or obligation under this Note shall
          ------------
          be invalid, illegal or otherwise unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby, and shall remain in full force and effect.

     (g)  Notices.  All notices, requests, demands and other communications
          -------
          which are required or may be given under this Note shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method and an appropriate confirmation is received; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to the addresses set forth in the Purchase Agreement.

     (h)  Amendments and Waivers.  No amendment, modification, termination or
          ----------------------
          waiver of any provision of this Note or of the Pledge Agreement, or consent to any departure by Payee therefrom, shall be effective unless the same shall be in writing and signed by Payee and Maker. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

     (i)  Headings.  The titles, captions or headings of the Sections and
          --------
          Paragraphs herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Note.

     (j)  Interpretation.  Maker hereby waives the benefit of any statute or
          --------------
          rule of law or judicial decision, including without limitation California Civil Code (S) 1654, which would otherwise require that the provisions of this Note be construed or interpreted most strongly against the party responsible for the drafting thereof.

     (k)  Governing Law.  This Note shall be governed by, and shall be construed
          -------------
          and enforced in accordance with the internal laws of the State of California, without regard to conflicts of laws principles thereof; provided that, Payee and each holder hereof reserves any and all
          --------
          rights it may have under federal law, including without limitation, those relating to the charging of interest.

     (l)  CONSENT TO JURISDICTION.  EACH PARTY HERETO IRREVOCABLY AND
          -----------------------
          UNCONDITIONALLY (i) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF THIS NOTE MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR, IF SUCH COURT DOES NOT HAVE JURISDICTION OR WILL NOT ACCEPT JURISDICTION, IN ANY COURT OF GENERAL JURISDICTION IN THE COUNTY OF SAN FRANCISCO, CALIFORNIA; (ii) CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; AND (iii) WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT AMONG OR PROCEEDING IN ANY SUCH COURT.

     (m)  SERVICE OF PROCESS.  EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF
          ------------------
          ANY PROCESS, PLEADING, NOTICES OR OTHER PAPERS BY THE MAILING OF COPIES THEREOF BY REGISTERED, CERTIFIED OR FIRST CLASS MAIL, POSTAGE PREPAID, TO SUCH PARTY AT SUCH PARTY'S ADDRESS AS SET FORTH IN THE PURCHASE AGREEMENT, OR BY ANY OTHER METHOD PROVIDED OR PERMITTED UNDER CALIFORNIA LAW.

     (n)  WAIVER OF JURY TRIAL.  MAKER HEREBY WAIVES, TO THE FULLEST EXTENT
          --------------------
          PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

     (o)  Survival of Warranties and Certain Agreements.  All agreements,
          ---------------------------------------------
          representations and warranties made herein shall survive the execution and delivery of this Note and the making of the Advances hereunder.

     (p)  No Fiduciary Relationship; Limitation of Liabilities.

          (i) No provision in this Note or in any of the Pledge Agreements and no course of dealing between the parties shall be deemed to create any fiduciary duty by Payee to Maker.

          (ii) Neither Payee, nor any affiliate, officer, director (or a person serving in a similar capacity), member, employee, attorney, or agent of Payee shall have any liability with respect to, and Maker hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Maker in connection with, arising out of, or in any way related to, this Note or any of the Pledge Agreements, or any of the transactions contemplated by this Note or any of the Pledge Agreements. Maker hereby waives, releases, and agrees not to sue Payee or any of Payee's affiliates, officers, directors (or persons in a similar capacity), members, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to this Note or any of the Pledge Agreements, or and of the transactions contemplated by this Note or any of the transactions contemplated hereby.

                           (Signature Page Follows)

          IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer as of the day and year first above written.
                              QTL CORPORATION,
                              a California corporation


                                     /s/ Ronald Elliott
                              ---------------------------------------------
                              By:    Ronald Elliott
                              Title: President and Chief Executive Officer



          Pay to the order of Paribas, Chicago Branch, as agent (the "Agent")
                                                                      -----
for the banks (the "Banks") under that certain Credit Agreement, dated as of May
                    -----
5, 1999, by and among Elliott-Mair LLC, a California limited liability company, to be renamed Earlychildhood.com LLC, the Banks, and Paribas, Chicago Branch, individually as a bank and as the Agent for the Banks, WITHOUT RECOURSE OR WARRANTY.

          EXECUTED as of May 5, 1999.

                              EARLYCHILDHOOD.COM LLC,
                              a California limited liability company


                                      /s/ Ronald C. Elliott
                              ---------------------------------------------
                              By:     Ronald C. Elliott
                              Title:  President and Chief Executive Officer

                                  Schedule 1
                                  ----------

                  Advances and Payments of Principal Schedule

Date of Advance   Amount of Advance       Interest Rate      Aggregate Principal
---------------   -----------------       -------------      -------------------

                                               8.0%

                                  Schedule 1

                                   EXHIBIT A

                    FORM OF ADVANCE REQUEST AND CERTIFICATE
                    ---------------------------------------

                     Certificate Date: ________ ___, _____

Earlychildhood.com LLC
______________________
______________________
Attn:_________________


          Re:  Advance Request No._______ under the Secured Promissory Note
               ------------------------------------------------------------

               Requested Advance Date: _____________ ___, _____
               Amount Requested: $___________

Ladies and Gentlemen:

          QTL Corporation, a California corporation ("Maker") hereby submits this Advance Request and Certificate (the "Advance Request") pursuant to that certain Secured Promissory Note dated May 5, 1999 (the "Secured Note"), made by the Maker in favor of Earlychildhood.com LLC, a California limited liability company ("Payee"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Secured Note.

I.   Funds Requested.
     ---------------

          Maker hereby requests that on __________ ___, ____ (the "Requested Advance Date"):

               A. $ _______ be deposited in the Maker's Account No. __________ at ______________ (the "Checking Account"); or

               B. Payee cause [checks to be made][funds to be wired] (i) in the amount of $__________ and (ii) [payable to the respective parties identified below [to the accounts specified below].

II.  Use of Proceeds.
     ---------------

          [INSERT A BRIEF STATEMENT AS TO THE PROPOSED USE OF THE ADVANCE PROCEEDS. SUCH USE SHALL BE IN ACCORDANCE WITH SECTION 1 OF THE SECURED NOTE].
                                                ---------

                                  Exhibit A-1

III. Certifications.
     --------------

          In connection with the Advances requested above, Maker represents and warrants to Payee and certifies as follows:

          1. Maker has delivered to Payee fully executed copies of each of (i) the Secured Note and (ii) the Pledge Agreements.

          2. Each of the Secured Note and each of the Pledge Agreements is in full force and effect.

          3.   Each of the representations and warranties set forth in Section 7
                                                                       ---------
of the Secured Note or in any of the Pledge Agreements is true and correct.

          4. No Event of Default has occurred and is continuing or could reasonably be expected to result from the making of an Advance pursuant to this Advance Request.

          5. All actions necessary or desirable including, without limitation, all filings and delivery of the Collateral to Payee to perfect the first priority security interest granted in the Collateral have been taken and there exists a perfected first priority security interest for the benefit of Payee in the Collateral.

          6. Maker will use the Advance proceeds only for the payment of Litigation Costs that have been incurred by Maker and the Advance proceeds will not be used for the payment of Debt Service.

          7. [With the exception of ________,] [A]ll of the matters which Maker certified in connection with the prior Advance have been and continue to be true and correct in all material respects.

          The foregoing representations, warranties and certifications are true and correct as of the Certificate Date and as of the Requested Advance Date and Payee is entitled to, but shall not be required to, rely on the foregoing in authorizing and making the Advances herein requested.

                                  Exhibit A-2

          IN WITNESS WHEREOF, Payee has executed this Advance Request and Certificate as of the Certificate Date.


                                   [____________________________________]

                                   By: ________________________________
                                       Name:
                                       Title:

STATE OF CALIFORNIA       )
                          ) ss
COUNTY OF _______________ )


     On May __, 1999 before me, _____________________________, Notary Public, personally appeared _______________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose names(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal


_______________________________
SIGNATURE OF NOTARY PUBLIC